UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS LLC 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-31403	52-2297449

PEPCO HOLDINGS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On March 23, 2016 (the “Closing Date”), Exelon Corporation, a Pennsylvania corporation (“Exelon”), completed its previously announced acquisition of Pepco Holdings, Inc., a Delaware corporation (“PHI”) through a merger (the “Merger”) of Purple Acquisition Corp., an indirect, wholly owned subsidiary of Exelon, with PHI pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, by and among Exelon, PHI and Purple Acquisition Corp. (the “Merger Agreement”). As a result of the Merger, PHI became an indirect, wholly owned subsidiary of Exelon effective at 4:58 pm Eastern Daylight Time (the “Effective Time”) on the Closing Date.

Immediately following the Effective Time of the Merger, PHI was converted from a Delaware corporation to a Delaware limited liability company pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) and Section 18-214 of the Limited Liability Company Act of the State of Delaware (the “Conversion”). Pursuant to the Conversion, the name of PHI was changed to Pepco Holdings LLC. As a result of the Conversion, all rights, privileges, powers and assets of PHI became vested in Pepco Holdings LLC and all debts, liabilities and duties of PHI became debts, liabilities and duties of Pepco Holdings LLC pursuant to and in accordance with Section 266(h) of the DGCL and Section 18-214(f) of the Limited Liability Company Act of the State of Delaware.

Upon the effectiveness of the Conversion, and pursuant to Section 1101 of the Indenture (For Unsecured Debt Securities), dated as of September 6, 2002 (the “Indenture”), between PHI and The Bank of New York Mellon, as trustee (the “Trustee”), Pepco Holdings LLC delivered the following documents and instruments to the Trustee in satisfaction of the requirements of the Indenture: (1) a form of a Conversion Supplemental Indenture executed and acknowledged by an officer of Pepco Holdings LLC, accompanied by the request that the Trustee join in the execution, acknowledgment and delivery of the Conversion Supplemental Indenture, (2) the executed officer’s certificate required by the Indenture, and (3) the opinion of counsel required by the Indenture. As a result of the execution, acknowledgement and delivery of the Conversion Supplemental Indenture by the Trustee, Pepco Holdings LLC has succeeded to the obligations of PHI under all debt instruments issued by PHI pursuant to the Indenture. A copy of the Conversion Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Promptly following the Effective Time of the Merger, PHI was converted from a Delaware corporation to a Delaware limited liability company pursuant to Section 266 of the DGCL and Section 18-214 of the Limited Liability Company Act of the State of Delaware. Pursuant to the Conversion, the name of PHI was changed to Pepco Holdings LLC. A copy of the certificate of conversion of Pepco Holdings LLC is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the certificate of formation of Pepco Holdings LLC is attached at Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. On March 23, 2016, Pepco Holdings LLC executed a limited liability company agreement which, together with the certificate of conversion, supersedes all of the provisions of PHI’s former certificate of incorporation and bylaws. A copy of the limited liability company agreement of Pepco Holdings LLC is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following items are included as Exhibits to this report:

Exhibit No.	Description

3.1	Certificate of Conversion of Pepco Holdings LLC

3.2	Certificate of Formation of Pepco Holdings LLC

3.3	Limited Liability Company Agreement of Pepco Holdings LLC

4.1	Form of Conversion Supplemental Indenture

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 23, 2016

PEPCO HOLDINGS LLC

By:	/s/ Bruce G. Wilson
Name: Bruce G. Wilson
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Conversion of Pepco Holdings LLC

3.2	Certificate of Formation of Pepco Holdings LLC

3.3	Limited Liability Company Agreement of Pepco Holdings LLC

4.1	Form of Conversion Supplemental Indenture

4